Exhibit 24.2

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the individual whose signature appears below hereby constitutes and appoints Patrick Milano or David Stafford or either of them his or her true and lawful agent, proxy and attorney-in-fact, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to (i) act on, sign and file with the Securities and Exchange Commission any and all amendments (including post-effective amendments) to this registration statement on Form S-4 together with all schedules and exhibits thereto and any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, together with all schedules and exhibits thereto, (ii) act on, sign and file such certificates, instruments, agreements and other documents as may be necessary or appropriate in connection therewith, (iii) act on and file any supplement to any prospectus included in this registration statement or any such amendment or any subsequent registration statement filed pursuant to Rule 462(b) under the Securities Act of 1933, and (iv) take any and all actions which may be necessary or appropriate in connection therewith, granting unto such agent, proxy and attorney-in-fact full power and authority to do and perform each and every act and thing necessary or appropriate to be done, as fully for all intents and purposes as he might or could do in person, hereby approving, ratifying and confirming all that such agents, proxies and attorneys-in-fact or any of their substitutes may lawfully do or cause to be done by virtue thereof.

Dated April 18, 2014

McGraw-Hill Global Education Finance, Inc.

/s/ David Levin
David Levin President, Chief Executive Officer and Director

McGraw-Hill Global Education Holdings, LLC McGraw-Hill Global Education Intermediate Holdings, LLC McGraw-Hill Global Education Mexico Holdings, LLC

/s/ David Levin
David Levin
President, Chief Executive Officer and Manager

McGraw-Hill Education Publications Overseas LLC McGraw-Hill Education Ventures, LLC McGraw-Hill Global Education, LLC McGraw-Hill International Enterprises, LLC

/s/ David Levin
David Levin President and Manager

McGraw-Hill Interamericana, Inc. Tegrity, Inc.

/s/ David Levin
David Levin President and Director